Exhi
bit
10.11
CHANGE IN CONTROL AGREEMENT
THIS CHANGE
IN CONTROL
AGREEMENT (the “Agreement”)
is made
as of the 29 th day of December
202
5
by and
between
U.S. Century
Bank, with
Corporate
Offices located at
2301 NW
87
th
Ave., Doral, FL
33172
(hereinafter called the
“Bank”) and Mr. Oscar Gomez (“Executive”).
WHEREAS,
as consideration for
Executive's continued
employment with the
Bank as Executive Vice
President/Head of Global Banking
Division,
the parties hereto,
intending to be
legally bound, agree
as follows:
1.
Payment Upon
Change in
Control.
In the event
of a
Change in
Control (as defined
herein) during
the term
of this
Agreement,
the Bank
agrees
to pay
Executive
a cash payment
equal to one
times
the
Base
Annual
Salary of
Executive received
during the
one (1)
year period
prior to
the Change
in Control, to
be paid within
thirty (30) days
of the consummation
of the Change
in Control.
The Bank's
provision of this
benefit to Executive
is made
without regard
to whether, or
for how
long, Executive
remains employed with
the surviving
company subsequent to
the Change
in
Control.
2.
Change in
Control.
“Change in
Control” shall mean the
occurrence of
an event described
in (i),
(ii), (iii), or (iv) below:
(i)
Any person
or group
(within the
meaning of
Sections 13(d)
and 14(d)
of the
Securities
Exchange Act
of
1934,
as
amended (the
“Exchange Act”),
other
than USCB
Financial
Holdings, Inc.
(the “Company”),
an affiliate of
the Company
or a trustee
or other fiduciary
holding
securities
under
an
employee
benefit
plan
of
the
Company
or
the
Bank
or
a
corporation
owned
directly
or
indirectly
by
the
stockholders
of
the
Company
in
substantially the same proportions as their ownership of
stock of the Company,
becomes
the
beneficial
owner
(within
the
meaning
of
Rule
13(d)(3)
under
the
Exchange
Act,
directly or indirectly (which
shall include securities
issuable upon conversion,
exchange
or otherwise) or securities
representing 50% or more
of the combined voting
power of the
Company’s
or
the
Bank’s
then-outstanding securities
entitled
generally
to
vote
for
the
election of directors.
(ii) Consummation of an agreement to merge or consolidate with another entity (other than a majority-controlled
subsidiary
of
the
Company)
unless
the
Company's
stockholders
immediately
before
the
merger
or consolidation
own
more
than
50%
of the
combined
voting power of the resulting entity's voting securities (giving effect to the conversion or
exchange of
securities issued
in the
merger or
consolidation to
the other
entity that
are
convertible or exchangeable
for voting
securities) entitled
generally to
vote for
the election
of directors.
(iii)
Consummation
of
an
agreement
(including,
without
limitation,
an
agreement
of
liquidation) to sell or otherwise dispose of
all or substantially all of the business or assets
of the Company or the Bank; or
(iv)
Individuals who, as of the date hereof, constitute the
Board of Directors of the Company
(the “Incumbent Board”) cease
for any reason during
any 12 month period to
constitute at
least a majority of the Board, provided
that any person becoming a director
subsequent to
the
date
hereof
whose
election
or
nomination
for
election
by
the
stockholders
of
the
Company is
approved by
a vote
of at
least a
majority of
directors then
constituting the
Incumbent
Board
shall
be,
for
purposes
of
this
Agreement,
considered
as
though
such
person were a member of the Incumbent Board.
Notwithstanding
the foregoing, no event shall constitute a Change in Control unless such event shall also
constitute a
change in
control as defined
in Section
409A of
the Internal
Revenue
Code of 1986, as amended.

3.
Severability.
Should any provision of this
Agreement be declared or determined by any court
of competent
jurisdiction to
be
unenforceable
or
invalid
for any
reason,
the validity
of the
remaining
parts, term or provisions
of this Agreement
shall
not
be affected
thereby and
the
invalid or
unenforceable
part,
term
or
provision
shall
be
deemed
not
to
be
a
part
of
this
Agreement.
4.
Applicable Law/Forum.
This Agreement has been entered into and shall be
governed by and
construed under the internal
laws of the State of
Florida, without regard to conflicts
of laws or
principles. All suits, proceedings and other actions relating to, arising out of or in connection
with this
Agreement
will be
submitted solely
to
the in
personam jurisdiction
of
the
United States
District Court for the Southern District of Florida (“Federal Court”) or to the Circuit Court in
Broward
County
or
MiamiDade County.
Executive
hereby
waives
any
claims
against
or
objections to such in
personam jurisdiction and venue.
5.
Notice.
All
notices
and
other
communications
hereunder
shall
be in
writing
and
shall
be
deemed
to have been
given only if and
when personally
delivered or three (3) business days
after mailing, postage
prepaid, registered
or certified mail,
or when delivered
(and receipted
for) by an express delivery service, addressed in each case as follows. As to notices provided
to the Bank, notices shall
be sent to the Human
Resources
Department
at
the address
of the
Bank listed
in the
introductory paragraph of this Agreement.
As
to
notices
to
Executive,
notices
shall be
sent to
the
address provided below
in the signature block hereto. Executive
and the Bank
may
change the address
for the giving of notices.
6.
Complete Agreement. This Agreement represents the complete
agreement between Executive
and the
Bank regarding the
subject matter of
this Agreement.
All prior agreements
between
the
Bank
and
Executive
with
respect
to
the
specific
matters
agreed
to
herein
are
hereby
superseded and shall have
no force or effect. This
Agreement is in no
way dependent upon
the
performance
of any other contract
or agreement
that may have
been or
may be
entered
into
between Executive and the
Bank and remains in
effect during
the pendency of
this Agreement.
As such,
the
breach
or
alleged
breach
of
any
other
contract
or
agreement
is
no
defense
to
enforcement of this Agreement.
7.
Amendments
in
Writing.
No
amendment,
modification,
waiver,
or
other
change
to
this
Agreement shall
in any
event
be effective
unless the same
shall
be in
writing, specifically
identifying this Agreement and the provision intended to be
changed and signed by
the Bank
and Executive, and
each such change
shall be
effective only
in the
specific
instance and
for the
specific
purpose
for which
it
is
given.
No
provision
of
this
Agreement
shall
be
varied,
contradicted or
explained by
any oral
agreement, course
of dealing
or
performance
or
any
other
matter not set
forth in an
agreement in writing and signed by Executive and the
Bank.
8.
Term
of
the
Agreement.
Subject
to
the
terms
hereof,
the
term
of
this
Agreement
shall
commence on the
date hereof and
terminate on December
31, 2028 (the
“Initial Term”). Prior
to
December
31,
2026
(the
“Extension
Anniversary
Date”)
and
each
annual
anniversary
thereafter
of
the
Extension
Anniversary
Date,
the
Board
of
Directors
of
the
Bank
or
the
Compensation
Committee
thereof
shall
consider
and
review
(with
appropriate
corporate
documentation
thereof,
and
after
taking
into
account
all
relevant
factors,
including
Executive’s performance
hereunder) a one-year
extension of the
term of this
Agreement. If
the Board of
Directors or the
Compensation Committee thereof approve
such an extension,
then the term
of this Agreement
shall be so
extended as of
the Extension Anniversary Date
or any relevant annual anniversary of
such date unless Executive gives written notice
to the
Bank of Executive’s election not to extend the term, with such written notice to be given not
less
than
thirty
(30)
days
prior
to
the
Extension
Anniversary Date
or
any
relevant
annual
anniversary of such date. If the Board of Directors elects not to extend the term, it shall give written
notice
of
such
decision
to
Executive
not
less
than
thirty
(30)
days
prior
to
the
Extension Anniversary
Date or
any annual
anniversary of
such date.
If any
party gives
timely
notice that the term will not be extended
as of the Extension Anniversary
Date or any annual

anniversary of such date, then this Agreement
and the rights and obligations provided herein
shall terminate at the conclusion of its remaining term.
References herein to the term of this
Agreement
shall
refer
both
to
the
Initial
Term
and
successive
terms
as
the
term
of
this
Agreement is extended in accordance with the terms
hereof.
9. Regulatory Actions .
The following provisions
shall be applicable
to the parties
hereto or any
successor thereto, and shall be controlling in the event of a conflict with any other provision of this Agreement, including without limitation
Section 1 hereof:
(i) If Executive is suspended from office and/or temporarily prohibited from participating in the conduct
of the
Bank’s affairs pursuant
to notice
served under
Section 8(e)(3)
or Section
8(g)(1)
of
the
Federal
Deposit
Insurance
Act
(“FDIA”)(12
U.S.C.
§§1818(e)(3)
and
1818(g)(1)), the
Bank’s obligations under
this Agreement
shall be
suspended as
of the
date
of
service,
unless
stayed
by
appropriate
proceedings.
If
the
charges
in
the
notice
are
dismissed, the
Bank will:
(i) pay Executive
all or part
of the compensation
withheld while
its obligations
under
this Agreement
were
suspended, and
(ii) reinstate
(in whole
or
in
part) any of its obligations which were suspended.
(ii)
If Executive is
removed from office and/or
permanently prohibited from participating in
the
conduct
of
the
Bank’s
affairs
by
an
order
issued
under
Section
8(e)(4)
or
Section
8(g)(1) of the
FDIA (12
U.S.C. §§1818(e)(4)
and (g)(1)),
all obligations
of the Bank
under
this Agreement
shall terminate
as of
the effective
date of
the order,
but vested
rights of
Executive and the Bank as of the date of termination
shall not be affected.
(iii)
If the
Bank is
in default,
as defined
in Section
3(x)(1) of
the FDIA
(12 U.S.C.
§1813(x)(1)),
all obligations under
this Agreement shall
terminate as of
the date of
default, but vested
rights of Executive and the Bank as of the date
of termination shall not be affected.
(iv)
Notwithstanding
any
other
provision
of
this
Agreement
to
the
contrary,
any
payments
made to
Executive pursuant
to this
Agreement, or
otherwise, are
subject to
and conditioned
upon their
compliance with
Section 18(k)
of the
FDIA (12
U.S.C. §1828(k))
and 12
C.F.R.
Part 359.
10.
Nature
of
Obligations.
Nothing
contained
herein
shall
be
deemed
to
create
other
than
a
terminable at will
employment relationship between
the Bank and
Executive, and the
Bank may
terminate
Executive’s
employment
at
any
time,
subject
to
providing
any
payments
specified
herein in accordance with the terms
hereof.
11.
Acknowledgment. Executive acknowledges that Executive has read this
Agreement in full and
completely understands all of its terms and obligations
and enters into this Agreement freely
and voluntarily, and
after having
the
opportunity to
consult with
representatives
of Executive's
own choosing and that Executive's
agreement is freely given.

IN WITNESS WHEREOF, the parties
hereto have duly
executed this Agreement
as of the date
first
above mentioned.
U.S. Century Bank
Executive
By:
/s/Jessica Goldberg
/s/Oscar Gomez
Title:
Senior Vice President/Director of
Print Name:
Oscar Gomez
Human Resources
Address: [Redacted]